Fourth Quarter FY13 Earnings Presentation Bristow Group Inc. May 23, 2013 Exhibit 99.1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Fourth quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices;
assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.
These risks, uncertainties and other factors include fluctuations in the demand for our services;
fluctuations in worldwide prices of and demand for natural gas and oil; fluctuations in levels of natural gas and oil exploration and development activities; the impact of competition; actions by customers;
the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations;

Forward-looking statements (continued)
changes in foreign exchange rates and controls; risks associated with international operations;
operating risks inherent in our business, including the possibility of declining safety performance;
general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-
deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” in our Annual Report on Form 10-K for the fiscal year-ended March 31, 2013. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

5 Chief Executive Officer comments Bill Chiles President and CEO ,

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate* per 200,000
man-hours (cumulative)
Lost Work Case Rate* per 200,000
man-hours (cumulative)
Commercial Air Accident Rate* per 100,000
Flight Hours (Fiscal Year)
FY13
FY13
0
0.54
0.53 0.53
0.96
0
1
2
3
FY09 FY10 FY11 FY12 FY13
0.32
0.16
0.11
0.22
0.12
0.10
0.13
0.35
0.31
0.28 0.28
0.26
0
0.5
1
A M J J A S O N D J F M
0.32
0.16
0.11
0.14
0.12
0.10
0.09
0.23
0.21
0.19
0.17
0.16
0
0.5
1
A M J J A S O N D J F M

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q4 and FY13 highlights
*      Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter and fiscal year ended March 31, 2013.
**    Bristow Value Added (BVA) is calculated by taking Gross Cash Flow less the product of Gross Operating Assets times a capital charge of 10.5%. Example calculation can be found in the appendix hereto.
***   Please see our earnings release for more information regarding earnings guidance.
•
Q4 operating revenue of $350.7M (10% increase
from Q4 FY12, 1.2% increase from Q3 FY13)
•
Q4 GAAP EPS of $1.11 (184.6% increase from Q4
FY12, 11% increase from Q3 FY13)
•
Q4 adjusted EPS* of $1.01 (17.2% decrease from Q4
FY12, 13.7% decrease from Q3 FY13)
•
Q4 adjusted EBITDAR* of $103.0M (3.6% increase
from Q4 FY12, 5.7%
decrease from Q3 FY13)
•
FY13 operating revenue of $1.3B (12.1% increase
from FY12)
•
FY13 GAAP EPS of $3.57 (106.4% increase from
FY12)
•
FY13 adjusted EPS* of $3.78 (21.2% increase from
FY12)
•
FY13 adjusted EBITDAR* of $381.0M (19.2%
increase from FY12)
Strong operating performance in FY13 with record operating revenue of $351 million and $1.3 billion for the quarter and fiscal year period
Fourth quarter and FY13 adj. EPS were $1.01 per share and $3.78 per share, respectively, which excludes the impact of special items and asset dispositions and includes charges related to a client’s bankruptcy of $0.02 per share for Q4  FY13 and $0.11 per share for FY13
Record BVA with cash flow from operations of $267 million up ~ 15% year-over-year**
25% quarterly dividend increase to $0.25 per share
Guidance range for FY14 adjusted EPS is $4.20 - $4.50***

• Despite continued volatility, Brent prices remain above $100 per barrel for the foreseeable future
• Offshore/deepwater and harsh environment remains a primary driver of
IOC and NOC production growth
• Exploration success due to technological advances continues to unlock new plays in deepwater
• Gulf of Mexico (GoM) to experience the greatest absolute growth in ultra-
deepwater rig demand in the world over the next several years with potential to reach 60 deepwater rigs by 2015 from 37 currently operating
• North Sea activity growth rivals the GoM with rig and FPSO utilization levels at near maximum levels
• Clients are recognizing the criticality of safe, efficient and reliable helicopter services for their offshore operations
Market environment outlook
Source: Industry reports and sell-side research.

• ~80 EC225 continue to be suspended from operations globally with 16
Bristow aircraft affected, mainly located in Aberdeen
• Eurocopter has indicated that they have determined the root causes of the gear shaft failure
• The definitive solution to the problem will be a redesign of the gear shaft which we believe will take more than a year to complete
• Interim solutions under consideration include minor aircraft modifications and new maintenance/operating procedures for mitigating shaft failure and enhancing early detection
• These interim solutions could result in Bristow’s return to revenue service for EC225s in the third quarter of our fiscal year 2014
• We continue to respond to client needs by redeploying a/c from other regions, increasing utilization of existing a/c and adding new a/c including the S-92s ordered last year
EC225 fleet update

Hammerfest
Bergen
Bronnoysund
Stavanger
Scasta
Norway
Aberdeen
Humberside
Norwich
UK
Den Helder
Netherlands

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represented 39% of Bristow operating
revenue and 42% of adjusted EBITDAR* in Q4
FY13
•
Operating revenue increased to $129.3M in Q4
FY13 from $121.0M in Q4 FY12 despite
decreased flying activity
•
Adjusted EBITDAR increased to $49.5M in Q4
FY13 from $43.7M in Q4 FY12 and adjusted
EBITDAR margin increased to 38.3% in Q4
FY13 from 36.1% in Q4 FY12
Outlook:
• GAP SAR pre-operational phase underway
with four a/c  for June/July start up
• North Sea oil and gas growth to rival Gulf of
Mexico
• UK SAR contract win with further 18 new
additional a/c at ~$12M full LACE run rate
• Four new large a/c are expected to be
under contract in Q3 and Q4 FY14
FY14 adjusted EBITDAR margin
expected to be ~ mid thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

UK SAR update
Stornoway
Sumburgh
Humberside
Caernarfon
Inverness
Prestwick
Manston
Lee-on-Solent
Cardiff
Newquay
• Ten bases equipped with 22
technologically-advanced
helicopters
• Two training aircraft are
scheduled to be delivered in
FY15 with the revenue
anticipated to build between
FY16 to FY18 as operational
aircraft come on station
• Contract will provide stable
revenue through any oil and gas
downturn or cyclicality
• UK SAR award is a potential
catalyst for future SAR
outsourcing by governments

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria represented 22% of Bristow operating
revenue and 20% of adjusted EBITDAR* in Q4
FY13
•
Operating revenue increased by 11.8% to $74.0M
in Q4 FY13 from $66.2M in Q4 FY12 due to an
increase in flight hours from new contracts and ad
hoc work
•
Adjusted EBITDAR decreased slightly to $23.5M
in Q4 FY13 from $24.2M in Q4 FY12; adjusted
EBITDAR margin decreased to 31.8% in Q4FY13
vs 36.6% in Q4 FY12 due to an increase in
salaries and maintenance expense
Outlook:
•
Even with new competition, increased
deepwater activity favors Bristow
•
One S-92 is a new additional a/c starting in
Q3 FY14
•
Local content remains important
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
FY14 adjusted EBITDAR margin
expected to be ~ low thirties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
North America represented 17% of Bristow operating
revenue and 14% of adjusted EBITDAR* in Q4 FY13
•
Operating revenue increased 33% to $56.3M in Q4
FY13 from $42.3M in Q4 FY12 as a result of a shift
toward larger a/c and improved terms
•
Eight aircraft dry leased to Cougar in Canada resulted
in a revenue increase of $8.2 million in Q4 FY13
•
Adjusted EBITDAR more than doubled to $16.6M in
Q4 FY13 vs $8.2M in Q4 FY12 and adjusted
EBITDAR margin increased to 29.5% vs.19.4% in Q4
FY12
Outlook:
•
GoM - second most prolific deepwater basin after
Brazil and permitting above pre-Macondo levels
•
Cougar is performing above expectations and has
the possibility of adding one more a/c in FY14
•
Client demand for medium and large a/c  is
increasing, with one new large a/c starting in July
2013 on a three year contract
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Consolidated in NABU
Unconsolidated Affiliate
FY14 adjusted EBITDAR margin expected
to be ~ low thirties

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Karratha
Oakey
Varanus Is
Barrow Is
Australia
Exmouth
Learmonth
Perth
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia represented 12% of Bristow operating revenue
and 9% of adjusted EBITDAR* in Q4 FY13
•
Operating revenue decreased 6.4% to $40.6M in Q4
FY13 from $43.4M in Q4 FY12 due to short-term
contract roll-off
•
Adjusted EBITDAR decreased to $10.6M in Q4 FY13
from $15.5M in Q4 FY12 and adjusted EBITDAR margin
decreased to 26.0% in Q4 FY13 from 35.6% in Q4 FY12
due to revenue decline
•
FY13 adjusted EBITDAR was much higher at $43.0M
compared to FY12 of $36.0M with adjusted EBITDAR
margin increased to 27.1% vs 24.3%
Outlook:
•
FY14 introduction of new large a/c type to the
region will require additional staff and training to
be recovered during future contract periods
•
Clients reconsidering alternative fleet types and
contracting strategies due to EC225 suspension
•
New awards for four existing large a/c at better
contract terms are expected to start in Q2 and
Q3 FY14
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
FY14 adjusted EBITDAR margin expected
to be ~ low twenties

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU)
Other International (OIBU)
•
Other International represented 10% of Bristow
operating revenue and 15% of adjusted EBITDAR*
in Q4 FY13
•
Operating revenue stayed flat at $34.8M in Q4
FY13 vs $34.6M in Q4 FY12
•
Adjusted EBITDAR increased 21.2% to $18.0M  in
Q4 FY13 vs $14.8M in Q4 FY12 and adjusted
EBITDAR margin increased to 51.6% in Q4 FY13
from 42.9% in Q4 FY12 due to increased earnings
from Lider
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Outlook:
FY14 adjusted EBITDAR margin expected to be ~
low to mid forties
Lider’s S-92s operating at full capacity as Brazil has 12
EC225s affected by the current suspension
As expected, further medium and large a/c bids from
Petrobras are in process
New potential contracts in Trinidad, Malaysia and Peru with
other opportunities in East Africa and Russia

16 Financial discussion Jonathan Baliff SVP and CFO ,

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Adjusted EPS Summary
Q4 FY12 to Q4 FY13 adjusted EPS bridge
FY12 to FY13 adjusted EPS bridge
$1.22
$1.01
$0.08
$0.27
$0.02
Q4 FY12 Operations Corporate and Other FX Changes Q4 FY13
$3.12
$3.78
$0.95
$0.10
$0.39
FY12 Operations Corporate and Other FX Changes FY13
*  Adjusted EPS amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended March 31, 2013.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Adjusted EBITDAR Summary
Q4 FY12 to Q4 FY13 adjusted EBITDAR bridge (in millions)
FY12 to FY13 adjusted EBITDAR bridge (in millions)
*  Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended March 31, 2013.
$99.5
$103.0
$12.7
$7.9
$1.3
Q4 FY12 Operations Corporate and Other FX Changes Q4 FY13
$319.5
$381.0
$70.0
$4.8
$13.3
FY12 Operations Corporate and Other FX Changes FY13

LACE and LACE rate continue to increase led by
new technology a/c and improved utilization/terms
LACE increased for the first time in 5 years with LACE Rate also improving due to improved terms and utilization, especially in WASBU and AUSBU
($ in millions)
164
159
153
149
158
6.14
6.49
7.15
7.89
8.35
0
2
4
6
8
10
140
150
160
170
FY09 FY10 FY11 FY12 FY13
295
290
279
268
271
164
159
153
149
158
0
50
100
150
200
250
300
350
FY09 FY10 FY11 FY12 FY13
Consolidated commerical aircraft Large Aircraft Equivalent (LACE)*
LACE*
LACE Rate *
*   See appendix hereto for more information on LACE and LACE Rate. LACE and LACE Rate excludes Bristow Academy, affiliate a/c, aircraft held for sale, a/c construction in progress, and reimbursable revenue.

$ in millions
400
350
300
250
200

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Continuous commercial and operational
improvement delivered stronger adj. EBITDAR
247
298
319
381
23%
24%
25%
26%
27%
28%
29%
200
250
300
350
400
FY09 FY10 FY11 FY12 FY13
Adj. EBITDAR Adj. EBITDAR margin
268

$ in millions

$ in millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Recent quarterly and yearly BVA
Significant year-over-year improvement in FY13
*  Bristow Value Added (BVA) is calculated by taking Gross Cash Flow less the product of Gross Operating Assets times a capital charge of 10.5%. Example calculation for Q4
FY12 and Q4 FY13 can be found in the appendix hereto.
• Q4 FY13 BVA is positive $9.4M
• FY13 consolidated BVA is
positive $22.7M, a $23.4M
increase from FY12
• Positive year-over-year change
in BVA is driven by:
• Increase of ~$44M in gross
cash flow as more LACE a/c
underpin the growth
• Working capital management
and the lease strategy allow
for a lower capital charge
• AUSBU, EBU and NABU are
key performers year-over-year
Absolute BVA* Q1 FY12 – Q4 FY13
Absolute BVA FY09 – FY13
$(23.1)
$(25.6)
$(9.1)
$(0.7)
$22.7
-30
-20
-10
0
10
20
30
FY10
FY11 FY12
FY13
FY09
-15.4
0
1.1
13.6
1.9
2.1
9.3
9.4
-20
-15
-10
-5
0
5
10
15
20
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13

$ in millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA yields stronger operating
cash flow generation and better liquidity
Net cash provided by operating activities*
* See 10-K for more information on cash flow provided by operating activities.
Total liquidity as of March 31,
128
195
151
231
267
0
50
100
150
200
250
300
FY09 FY10 FY11 FY12 FY13
100
144
140
199
78
116
262
216
-
50
100
150
200
250
300
350
400
450
FY10 FY11 FY12 FY13
Undrawn  borrowing capacity Cash
178
261
402
415

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
FY14 guidance
•
FY14 adjusted EPS guidance range of $4.20 - $4.50, excluding special items and a/c sales
* Assuming FY14 revenue earned in same regions and same mix as in FY13.
Our quarterly dividend increase of 33 percent in fiscal year 2013 and an additional 25 percent increase for Q1 FY14 reflects management’s commitment to deliver solid total return for our shareholders
LACE (Large AirCraft Equivalent) ~ 173 - 177 Interest expense ~ $30 - $35M
LACE Rate ~ $8.30 - $8.60M Rent expense (a/c only) ~ $85 - $90M
G & A expense (all inclusive) ~ $155 - $165M Tax rate* ~ 21 - 24%
Depreciation expense ~ $95 - $100M Adj. EPS guidance $4.20 - $4.50

8
7
6
5
4
3
2
1
-
FY14 guidance mid-point
Base adj. EPS
2.58
2.69
3.08
3.12
3.78
4.35
10% to 15% annual growth of base business
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Long term adjusted earnings guidance
• Bristow’s 5 year historical adj.
EPS of 10% growth shows
resiliency through economic
downturns
• Our FY13 adj. EPS growth of
21% benefitted from the
accelerating shift to deeper
water E&P
• Our expected future long term
average annual adj. EPS
growth rate is higher at 10% –
15%*
• UK SAR is expected to provide
even higher growth as we ramp
up to full operations in FY18
* This guidance represents a long term average during the next 3-5 years, and growth rates for any fiscal year or quarter may be outside this range.  Please see our earnings release for more information regarding earnings guidance, which is also applicable to our adjusted earnings growth rate guidance.
UK SAR expected to contribute
~$1.00 to adj. EPS by FY18

Conclusions
• Safety continues to be our #1 priority as we strive to achieve
Target Zero
• Record year-over-year revenue, cash flow and bottom line
earnings in FY13 demonstrate the uniqueness and strength
of our business model and balance sheet
• Bristow’s largest share of revenue is increasingly related to oil and gas production and SAR work, delivering even lower
business risk cash flow
• Our new a/c order book positions us well for future growing offshore market opportunities
• Our capital appreciation and proven commitment to dividend growth have provided solid returns for our shareholders

26 Appendix

Bristow
NABU 17%
EBU 37%
WASBU 21%
AUSBU 12%
OIBU 10%
BRS Academy 3%
U.S. GoM – 74/7
Alaska – 16/8
Cougar – 8/2
UK – 42/4
Norway – 16/4
Netherlands – 2/1
FBH - 64
Nigeria – 44/7
Australia – 23/9
Mexico – 7/5
Brazil – 11/9
Trinidad – 7/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia - 5/2
Other – 7/1
Lider - 92
PAS - 45
Florida – 60/1
Louisiana – 15/1
U.K. – 5/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational chart - as of March 31, 2013
Business Unit
(% of FY13 Operating Revenue)
Corporate
Region
( # of a/c / # of Locations)
Joint Venture
(# of a/c)
Key
Operated Aircraft
Bristow owned and/or operated
351 aircraft as of March 31, 2013
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 201 aircraft
as of March 31, 2013

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
as of March 31, 2013
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Fair market value of our owned fleet is ~$1.9 billion and leased fleet is ~$550 million
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 20 - 20 -
AW189 16 Twin Turbine - - - 6
EC175 16 Twin Turbine - - - 5
EC225 25 Twin Turbine 20 - 20 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 45 7 52 15
94 7 101 29
LACE 94
Medium Helicopters
AW139 12 Twin Turbine 8 2 10 6
Bell 212 12 Twin Turbine 14 14 -
Bell 412 13 Twin Turbine 29 20 49 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 5 5 10 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D 12 Twin Turbine - - - 10
94 75 169 16
LACE 45

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
as of March 31, 2013 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training and fixed wing helicopters.
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 28 1 29 -
Bell 407 6 Turbine 37 - 37 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
80 12 92 -
LACE 19
Training Helicopters
AW139 12 Twin Turbine - 3 3 -
Bell 412 13 Twin Turbine - 8 8 -
Bell 212 12 Twin Turbine - 15 15 -
AS355 4 Twin Turbine 5 - 5 -
AS350BB 4 Turbine - 37 37 -
Agusta 109 8 Twin Turbine - 2 2 -
Bell 206B 6 Single Engine 13 - 13 -
Robinson R22 2 Piston 13 - 13 -
Robinson R44 2 Piston 3 - 3 -
Sikorsky 300CB/Cbi 2 Piston 45 - 45 -
Fixed Wing 1 - 1 -
80 65 145 -
Fixed Wing 3 42 45 -
Total 351 201 552 45
TOTAL LACE (Large Aircraft Equivalent)* 158

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 70 a/c currently leased in our fleet, 33 are training and 37 are commercial
(28 LACE)
• 28 LACE a/c represent approximately 18% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for 20-30% of our
LACE
Leased aircraft as of March 31, 2013
Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             1            16          17          17                  55              30%
WASBU -             1            -             1            1                     21              2%
NABU 1            11          2            14          8                     37              21%
AUSBU 2            -             3            5            4                     19              19%
OIBU -             -             -             -             -                     27              -
Total 3            13          21          37          28                  158            18%
See 10-K Note 8 “Commitments and contingencies” for more information provided on operating leases.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated fleet changes and aircraft sales for
Q4 FY13
See 10-K Note 8 “Commitments and contingencies” for more information provided on operating leases.
Small Medium Large Training Total
EBU -          1           16       -           17
WASBU -          1           -          -           1
NABU 1         11         2         -           14
AUSBU 2         -            3         -           5
OIBU -          -            -          -           -
Academy -          -            -          33        33
Total 3         13         21       33        70
Leased aircraft in consolidated fleet
Small Medium Large Total
EBU -          -            -          -
WASBU -          -            -          -
NABU 3         -            -          3
AUSBU -          -            -          -
OIBU -          4           -          4
Total 3         4           -          7
Held for sale aircraft in consolidated fleet
# of A/C Sold Received**
Q1 FY13 4                  19.0 $
Q2 FY13 5                  16.5
Q3 FY13 5                  7.5
Q4 FY13 11                 16.0
Totals 25                 59.0 $
** Amounts stated in millions
Q2 FY13 Q3 FY13 Q4 FY13 YTD
Fleet Count Beginning
361 357 349 356 361
Delivered
-
B412EP
1 1
S-92
2 10 3 15
EC225
1 1 1 3
Total Delivered
2 1 12 4 19
Removed
Sales
(4) (5) (5) (11) (25)
Other*
(2) (4) - 2 (4)
Total Removed (6) (9) (5) (9) (29)
357 349 356 351 351
* Includes destroyed aircraft, lease returns and commencements
Fleet changes
Q1 FY13

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating revenue, LACE and LACE Rate by BU
1) $ in millions
2) LACE Rate is annualized
3) $ in millions per LACE
Op revenue
1
LACE LACE Rate
2,3
EBU 502 55 9.13
WASBU 282 21 13.28
NABU 225 37 6.12
AUSBU 159 19 8.58
IBU 132 27 4.94
Total 1,300 158 8.35
Operating Revenue, LACE, and LACE Rate by BU
FY13

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE and LACE Rate by BU
1) $ in millions
2) LACE Rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 42 43 48 46 44 46 46 45 47 45 51 55
WASBU 24 24 21 22 23 22 22 22 22 22 20 21
NABU 39 35 34 29 30 29 30 30 30 31 39 37
AUSBU 20 23 24 20 19 20 20 19 18 17 17 19
OIBU 33 33 33 38 39 38 38 34 32 28 27 27
Consolidated 157 158 159 154 154 154 155 149 147 142 154 158
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09 $10.60 $11.03 $9.74 $9.13
WASBU 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46 12.35 12.24 13.71 13.28
NABU 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79 7.05 7.11 5.84 6.12
AUSBU 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78 8.48 9.29 9.55 8.58
OIBU 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22 4.22 4.62 4.76 4.94
Consolidated 6.70 6.90 6.90 7.10 7.30 7.40 7.43 7.89 8.55 8.95 8.49 8.35
LACE
2011 2012
2011 2012
LACE Rate
1,2
2013
2013

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of March 31, 2013
#
Helicopter
Class
Delivery Date Location Contracted #
Helicopter
Class
Delivery Date
1 Large June 2013 EBU 4 of 4 1 Large June 2014
2 Large September 2013 NABU 1 of 2 1 Large September 2014
1 Large September 2013 EBU 3 Large December 2014
1 Large September 2013 WASBU 4 Large March 2015
3 Large December 2013 IBU 3 Large June 2015
2 Large December 2013 EBU 3 Large September 2015
1 Large December 2013 AUSBU 1 of 1 3 Large December 2015
3 Large March 2014 EBU 3 Large March 2016
2 Large June 2014 EBU 2 of 2 3 Large June 2016
3 Large September 2014 EBU 5 Large September 2016
1 Large December 2014 EBU 4 Large December 2016
1 Large March 2015 EBU 3 Large March 2017
3 Large June 2015 AUSBU 1 of 1 3 Large June 2017
1 Large September 2015 AUSBU 1 of 1 3 Large September 2017
2 Large December 2015 AUSBU 2 Large December 2017
1 Large March 2016 EBU 1 Medium March 2014
1 Large June 2016 EBU 2 Medium June 2014
1 Medium June 2013 NABU 1 Medium September 2014
1 Medium June 2013 AUSBU 4 Medium December 2014
6 Medium September 2013 NABU 2 Medium March 2015
2 Medium December 2013 NABU 2 Medium June 2015
1 Medium March 2014 WASBU 2 Medium September 2015
2 Medium June 2014 WASBU 3 Medium December 2015
3 Medium September 2014 IBU 1 Medium March 2016
45 10 of 45 2 Medium June 2016
1 Medium September 2016
* Six large ordered aircraft expected to enter service late 1 Medium December 2016 calendar 2014 are subject to the successful development 1 Medium March 2017 and certification of the aircraft. 1 Medium June 2017
1 Medium September 2017
1 Medium December 2017
  70
ORDER BOOK* OPTIONS BOOK

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
(fiscal year ended)
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 31.2% 31.7% 31.9% 28.0% 30.8% 29.8% 31.5% 34.6% 34.4% 32.7%
WASBU 31.7% 36.8% 33.7% 39.1% 36.0% 33.7% 36.9% 35.8% 34.3% 35.2%
NABU 18.3% 20.0% 14.9% 17.7% 17.8% 20.8% 25.8% 15.9% 8.5% 18.5%
AUSBU 26.5% 36.7% 34.4% 31.3% 32.4% 33.2% 26.1% 27.0% 31.1% 29.3%
OIBU 34.4% 37.6% 25.9% 25.1% 31.0% 18.3% 40.2% 37.4% 59.4% 39.3%
Consolidated 24.7% 27.8% 24.7% 23.9% 25.3% 23.8% 27.5% 25.9% 29.6% 26.7%
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2% 34.6% 39.5% 38.3% 36.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9% 26.5% 35.0% 31.8% 31.5%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2% 20.7% 29.1% 29.5% 25.7%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0% 28.0% 27.3% 26.0% 27.1%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2% 44.2% 55.7% 51.6% 46.6%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3% 26.1% 31.5% 29.6% 28.4%
2010 2011
2012 2013
* Adjusted EBITDAR excludes special items and asset dispositions and is calculated by taking adjusted EBITDAR divided by operating revenue.

($ in millions)	Fiscal year ended,									
	3/31/2010					3/31/2011				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net income	$24.0	$33.7	$27.1	$28.7	$113.5	$20.9	$38.8	$42.3	$31.2	$133.3
Income tax expense	9.5	11.2	5.7	2.6	29.0	8.5	3.3	-11.8	7.1	7.1
Interest expense	10.0	10.6	11.0	10.8	42.4	11.1	11.5	13.8	9.9	46.2
Gain on disposal of assets	-6.0	-4.9	-2.4	-5.3	-18.7	-1.7	-1.9	0.0	-5.1	-8.7
Depreciation and amortization	18.2	18.5	20.7	17.4	74.7	19.3	21.0	21.3	27.7	89.4
Special items	2.5	-2.4	-1.2	1.0	0.0	0.0	0.0	-1.2	2.4	1.2
EBITDA Subtotal	58.2	66.7	60.8	55.1	240.9	58.1	72.7	64.4	73.3	268.5
Rental expense	7.0	6.9	7.2	6.3	27.3	6.6	6.1	8.7	7.7	29.2
Adjusted EBITDAR	$65.2	$73.6	$0.1	$61.3	$268.2	$64.7	$78.8	$73.1	$81.1	$297.7

($ in millions)	Fiscal year ended,									
	3/31/2012					3/31/2013				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net income	$21.2	$3.0	$26.5	$14.6	$65.2	$24.2	$30.4	$36.7	$40.4	$131.7
Income tax expense	6.6	-1.9	7.1	2.4	14.2	6.2	8.3	7.8	12.7	35.0
Interest expense	9.0	9.5	9.8	10.0	38.1	8.8	8.6	14.7	10.3	42.4
Gain on disposal of assets	-1.4	1.6	2.9	28.6	31.7	5.3	1.3	-7.4	-7.2	-8.1
Depreciation and amortization	22.7	25.4	22.7	25.3	96.1	21.4	23.3	24.9	26.7	96.3
Special items	0.0	24.6	0.0	3.4	28.1	2.2	-2.8	14.9	1.9	16.2
EBITDA Subtotal	58.1	62.1	68.9	84.3	273.4	68.0	69.2	91.6	84.8	313.5
Rental expense	9.0	9.1	12.8	15.1	46.0	16.3	15.3	17.6	18.3	67.4
Adjusted EBITDAR	$67.0	$71.2	$81.8	$99.5	$319.5	$84.3	$84.5	$109.2	$103.0	$381.0

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

36 Adjusted EBITDAR* reconciliation * Adjusted EBITDAR excludes special items and asset dispositions.

Bristow Value Added (BVA)
Sample calculation for Q4 FY13 and Q4 FY12
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =          GCF    - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q4 FY13
$9.4
=          $94.5* - (       $3,241*       X        2.625%**)
Bristow Value Added calculation for Q4 FY12
$13.6
= $90.4* - ( $2,926* X 2.625%**)
*     Reconciliation for these items follows right after this slide.
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross cash flow reconciliation
(in millions)
Gross Cash Flow Reconciliation Q4 FY13 Q4 FY12
Net Income 40.4 14.2
Depreciation and Amortization 26.7 25.3
Interest Expense 10.3 10.0
Interest Income (0.3)              (0.1)
Rent 18.3 15.1
Other Income/expense-net (0.4)              (0.6)
Earnings of Discontinued Operations - -
Gain/loss on Asset Sale (7.2)              28.6
Special Items 1.9               3.4
Tax Effect from Special Items 1.0               (6.3)
Earnings (losses) from Unconsolidated Affiliates, Ne (7.2)              (5.6)
Non-controlling Interests 0.0 0.3
Gross Cash Flow (before Lider) 83.5 84.4
Gross Cashflow -Lider proportional 11.0 5.9
Gross Cash Flow after Lider 94.5 90.4

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted gross operating asset reconciliation
(in millions)
Adjusted Gross Operating Assets Reconciliation Q4 FY13 Q4 FY12
Total Assets 2,951 2,740
Accumulated Depreciation 494 458
Capitalized Operating Leases 327 190
Cash and Cash Equivalents (216) (262)
Investment in Unconsolidated Entities (272) (205)
Goodwill (29) (30)
Intangibles (3) (5)
Assets Held for Sale: Net (8) (19) `
Assets Held for Sale: Gross 23 87
Adj. for gains & losses on assets sales 95 102
Accounts Payable (70) (56)
Accrued Maintenance and Repairs (15) (14)
Other Accrued Taxes (8) (5)
Accrued Wages, Benefits and Related Taxes (56) (44)
Other Accrued Liabilities (21) (23)
Income Taxes Payable (12) (10)
Deferred Revenue (22) (15)
ST Deferred Taxes (0) (15)
LT Deferred Taxes (151) (148)
Adjusted Gross Operating Assets before Lider $3,007 $2,727
Adjusted Gross Operating Assets-Lider proportional 235 199
Adjusted Gross Operating Assets after Lider $3,241 $2,926

Three Months Ended March 31, 2013	Three Months Ended March 31, 2012	Fiscal Year Ended March 31, 2013	Fiscal Year Ended March 31, 2012
	(In thousands, except per share amounts) (Unaudited)			
Adjusted EBITDAR	$ 103,016	$ 99,459	$ 380,966	$ 319,488
Gain (loss) on disposal of assets	7,249	(28,610)	8,068	(31,670)
Special items	(1,894)	(3,451)	(16,204)	(28,061)
Rent expense	(18,263)	(15,144)	(67,423)	(46,041)
Interest expense	(10,333)	(9,960)	(42,446)	(38,130)
Depreciation and amortization	(26,724)	(25,296)	(96,284)	(96,144)
Provision for income taxes	(12,692)	(2,422)	(35,002)	(14,201)
Net income	$ 40,359	$ 14,576	$ 131,675	$ 65,241
Adjusted operating income	$ 57,348	$ 60,964	$ 217,348	$ 180,864
Gain (loss) on disposal of assets	7,249	(28,610)	8,068	(31,670)
Special items	(1,894)	(6,141)	(1,272)	(33,428)
Operating income	$ 62,703	$ 26,213	$ 224,144	$ 115,766
Adjusted net income	$ 36,742	$ 44,558	$ 137,846	$ 114,641
Gain (loss) on disposal of assets	5,515	(24,533)	6,373	(26,008)
Special items	(1,877)	(5,783)	(14,117)	(25,103)
Net income attributable to Bristow Group	$ 40,380	$ 14,242	$ 130,102	$ 63,530
Adjusted earnings per share	$ 1.01	$ 1.22	$ 3.78	$ 3.12
Gain (loss) on disposal of assets	0.15	(0.67)	0.17	(0.71)
Special items	(0.05)	(0.16)	(0.39)	(0.68)
Earnings per share	1.11	0.39	3.57	1.73

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

40 GAAP reconciliation

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Leverage reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of March 31, 2013 787.3 $                                  1,611.0 $             2,398.2 $       32.8%
Adjust for:
Unfunded Pension Liability 126.6 126.6
NPV of Lease Obligations 301.9 301.9
Letters of credit 2.6 2.6
Adjusted 1,218.4 $                                (d) 1,611.0 $             2,829.3 $       43.1%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2013 381.0 $                                  (e)
\
= (d) / (e) 3.2:1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Bristow net asset FMV including UK SAR aircraft are expected to remain resilient and higher than current net asset FMV/share
The UK SAR aircraft are expected to add
significant net asset FMV in FY18, even after
netting the imputed leases
~71.00
Net Asset FMV per share including SAR
43.98
54.63
60.90
35.00
40.00
45.00
50.00
55.00
60.00
65.00
70.00
75.00
Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13
Book value of equity per share Net Asset FMV per share Average stock price

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

43 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us